UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 30, 2004

MPW INDUSTRIAL SERVICES GROUP, INC.

(Exact name of registrant as specified in its charter)

OHIO	0-23335	31-1567260
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9711 Lancaster Road, S.E., Hebron, Ohio	43025
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (740) 927-8790

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Rule 425, Rule 14a-12 and Instruction 2 to Rule 14d-2(b)(2).

Section 4. Matters Related to Accountants and Financial Statements

Item 4.01. Changes in Registrant’s Certifying Accountant

On September 30, 2004, KPMG LLP accepted the appointment from the Audit Committee of the Board of Directors of MPW Industrial Services Group, Inc. (the “Company”) to serve as the Company’s independent registered public accounting firm for the year ending June 30, 2005.

During the Company’s two most recent years ended June 30, 2004, and through September 30, 2004, neither the Company nor anyone on its behalf consulted with KPMG LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MPW Industrial Services Group, Inc.
(Registrant)

Date: October 1, 2004	By:	/s/ Robert Valentine
Robert Valentine
Vice President, Chief Operating Officer, Chief Financial Officer, Secretary and Treasurer